                                                                    Exhibit 24.1
                                                Chicago Mercantile Exchange Inc.
                                              Registration Statement on Form S-4


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of Chicago Mercantile Exchange Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint M. Scott Gordon and Craig S. Donohue, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name of and on behalf of the undersigned as such Director (i) a Registration Statement on Form S-4 (the "Registration Statement") under the Securities Act of 1933, as amended, relating to the registration and issuance of shares of the Class A common stock and Class B common stock of the Company, (ii) any and all amendments to such Registration Statement and (iii) any and all documents and instruments which such attorneys and agents may deem necessary or advisable in connection with the filing of such Registration Statement and the registration and issuance of shares of the Company's Class A common stock and Class B common stock; and in connection with the foregoing, to do any and all acts and things and execute any and all documents and instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of January, 2000.



                                                      __________________________
                                                      Signature


                                                      __________________________
                                                      Print Name